Exhibit 10.3

July 3, 2002

Official Committee of Unsecured Creditors of Comdisco, Inc.
c/o Ms. Susan Dollinger
Citigroup
250 West Street, 8th Floor

New York, NY 10013

Dear Sue:

The following is intended to confirm our understanding relative to the compensation plan target revisions. Please note that the revisions discussed below serve to reconcile the detailed compensation plan targets to the Plan of Reorganization and Disclosure Statement, which was distributed for voting and includes an estimated 89.8% recovery for unsecured creditors.

Consolidated Corporate Present Value Target

The compensation plan motion filed on May 29, 2002, which was approved on June 18th, included present value plan targets based on the best and most current forecast of cash flows available at that time. However, subsequent to May 29th and prior to the filing of a revised and final Plan of Reorganization on June 13th the estate valuation was modified as follows:

         a) The estimate of post-emergence taxes was increased (This change was communicated to the Creditor's Committee prior to the filing of the Plan of Reorganization and Disclosure Statement on May 31st).

         b) The calculation of the present value of forecasted European IT Leasing cash flows was corrected.

         c) Cash on the balance sheet as of March 31, 2002, which was previously viewed as escrowed for the benefit of third parties, was reclassified to properly reflect ownership by Comdisco.

         d) The estimate of the tax liability of Comdisco UK relating to the sale of Comdisco Continuity Services UK was decreased.

         The impact of the above modifications is summarized in millions of dollars in the table below.


---------------------------- -------------------------- -------------------------- --------------------------
                             Present Value of Future    Cash Available for         Total Impact on
                             Cash Flows                 Distributions 3/31/02      Valuations
---------------------------- -------------------------- -------------------------- --------------------------

a) US Tax                              (30)                         -                        (30)
---------------------------- -------------------------- -------------------------- --------------------------
b) Europe                              (43)                         -                        (43)
---------------------------- -------------------------- -------------------------- --------------------------
c) Cash                                  -                         21                         21
---------------------------- -------------------------- -------------------------- --------------------------
d) UK tax                               17                          -                         17
---------------------------- -------------------------- -------------------------- --------------------------
Total                                  (56)                        21                        (35)
---------------------------- -------------------------- -------------------------- --------------------------

Although the total impact on valuation is ($35) million, the impact on the present value of future cash flows and the consolidated corporate present value target if ($56) million. Therefore the consolidated corporate present value target should be reduced by $56 million and the table in paragraph 62 of the compensation plan motion/order should be revised as follows:


------------------------------- ----------------------- -------------------------- --------------------------
% Above Threshold/ % of Plan    Percentage              Maximum Incremental        Maximum Total Incentive
                                                        Incentive Payout           Payout
------------------------------- ----------------------- -------------------------- --------------------------
0-3% above threshold            0.25%                   $0.1 million               $0.1 million
($1,462-1,506 million)
------------------------------- ----------------------- -------------------------- --------------------------
3-6% above threshold            0.4%                    $0.2 million               $0.3 million
($1,506-1,550 million)
------------------------------- ----------------------- -------------------------- --------------------------
6-10% above threshold           0.6%                    $0.4 million               $0.7 million
($1,550-1,608 million)
------------------------------- ----------------------- -------------------------- --------------------------
10% above threshold to plan     0.8%                    $0.4 million               $1.1 million
($1,608-1,661 million)
------------------------------- ----------------------- -------------------------- --------------------------
100-110% of plan                0.72%                   $1.2 million               $2.3 million
($1,661-1,827 million)
------------------------------- ----------------------- -------------------------- --------------------------
110-115% of plan                0.5%                    $0.4 million               $2.7 million
($1,827-1,910 million)
------------------------------- ----------------------- -------------------------- --------------------------
115-120% of plan                0.3%                    $0.2 million               $2.9 million
($1,910-1,993 million)
------------------------------- ----------------------- -------------------------- --------------------------
120% of plan and above (over    0.2%                    0.2% of incremental value  $2.9 million plus 0.2%
$1,993 million)                                                                    of incremental value
                                                                                   over $1,993 million
------------------------------- ----------------------- -------------------------- --------------------------

Semi-annual Bonus Present Value Targets

The compensation plan motion/order describes in detail the semi-annual bonus program. However, it does not include the present value of the forecasted six-month cash flows, which will be the targets for determining achievement of a significant portion of the semi-annual bonuses. Attached as Exhibit A is a schedule listing those targets. The gross cash flows included in the schedule tie to the forecasted financials in the Plan. The business unit semi-annual present value cash flow targets presented in the schedule sum to the plan targets in the compensation motion/order. And, the consolidated corporate semi-annual present value cash flow targets presented in the schedule tie to the revised target discussed above.

         Please contact me if you have any questions.

                                                     Sincerely,

                                                     /s/ Ronald C. Mishler
                                                     ------------------------
                                                     Ronald C. Mishler

cc:      Chaim J. Fortgang, Esq.
         Mr. Randolph I. Thornton
         John Wm. Butler, Jr., Esq.
         George N. Panagakis, Esq.

RCM/is

Attachment

Comdisco, Inc.
Cumulative PV Targets (in millions)

------------------------- --------------------------------------------------------------------------------------------------------
                                                                 Cumulative PV of 6 Month Cash Flows (1)
------------------------- --------------------------------------------------------------------------------------------------------
                             2002         2003      2003       2004       2004        2005        2005      2006        2006
------------------------- --------------------------------------------------------------------------------------------------------
                             Apr -        Oct -     Apr -      Oct -      Apr -       Oct -       Apr -     Oct -       Apr -
                             Sept         Mar       Sept       Mar        Sept        Mar         Sept      Mar         Sept
------------------------- --------------------------------------------------------------------------------------------------------
US Leasing                $    209.3   $  366.9   $  516.5    $   563.4   $   649.3   $  649.3  $   649.3   $   649.3  $   649.3
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Ventures                       173.6      302.0      375.1        408.8       421.2      424.4      427.5       427.5      427.5
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Ventures Equity                  16.9      19.8       22.1         24.3        26.7       29.8       32.6        40.7       48.2
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Ventures Warrants            -              0.5        1.0          1.3         1.6       10.6       19.0        19.0       19.0
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Total Ventures                 190.6      322.3      398.2        434.5       449.5      464.8      479.1       487.2      494.8
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
CAM                            377.2      404.1      464.0        476.7       510.5      526.0      526.7       526.7      526.7
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Corporate                     (263.4)    (298.7)    (310.4)      (305.0)     (297.0)    (294.5)    (287.8)     (268.2)    (288.6)
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Consolidated Europe          -                      -           -           -                     -          -           -
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Core Europe                  -            117.2      226.6        226.6       226.6      226.6      226.6       226.6      226.6
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Non-Core Europe              -             27.0       52.3         52.3        52.3       52.3       52.3        52.3       52.3
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------
Consolidated Corporate    $    513.8   $  938.8   $1,347.1    $ 1,448.4   $ 1,591.1   $1,624.4  $ 1,646.1   $1,653.8   $ 1,661.0
------------------------- ------------ ---------- ----------- ----------- ----------- --------- ----------- ---------- -----------

---------------------------------------------------------------------------------------------------------------------------------
(1) Semiannual bonus PV cash flow targets
---------------------------------------------------------------------------------------------------------------------------------


                                                                     PV of 6 Month Cash Flows
                   Discount  2002     2003      2003      2004       2004     2005      2005      2006     2006
                     Rate    Apr -    Oct -     Apr -     Oct -      Apr -    Oct -     Apr -     Oct -    Apr -      Total (2)
                             Sept     Mar       Sept      Mar        Sept     Mar       Sept      Mar      Sept

US Leasing            10%  $ 209.3   $ 157.6  $ 149.6    $    46.9  $   85.9  $   -    $    -     $    -   $   -      $  549.3

Ventures              14%    173.6     128.4     73.1         33.8      12.3      3.3      3.0        0.0     0.0        427.5
Ventures Equity       14%     16.9       2.9      2.3          2.2       2.4      3.0      2.8        8.1     7.6         48.2
Venture Warrants      14%       -        0.5      0.5          0.3       0.3      9.0      8.4         -       -          19.0
                           -----------------------------------------------------------------------------------------------------
Total Ventures               190.6     131.8     75.9         36.2      15.0     15.3     14.3        8.1     7.6        494.8
                           -----------------------------------------------------------------------------------------------------

CAM                   10%    377.2      26.9     59.8         12.7      33.8     15.5      0.7         -       -         526.7

Corporate             10%   (263.4)    (35.4)   (11.7)          5.4      8.0      2.5      6.7       (0.4)   (0.4)      (288.6)
including
secured claims

Consolidated
Europe

Core Europe           14%       -      117.2    109.4          -         -        -         -          -       -         226.6
Non-Core Europe       14%       -       27.0     25.2          -         -        -         -          -       -          52.3
                           -----------------------------------------------------------------------------------------------------
Consolidated               $ 513.8   $ 425.1  $ 408.3    $   101.3  $  142.7  $  33.3  $  21.7    $   7.7   $ 7.2     $1,661.0
Corporate
                           -----------------------------------------------------------------------------------------------------
                                                                                                                       1,661.0

                                                               Gross Cash Flow

US Leasing                   214.6     169.7    169.2        55.8     107.2      -         -           -       -         716.5

Ventures                     179.7     142.3     86.8        42.9      16.8      4.8      4.8         0.0     0.0        478.2
Ventures Equity               17.5       3.2      2.8         2.8       3.3      4.4      4.4        13.6    13.6         65.5
Ventures                       0.0       0.6      0.6         0.4       0.4     13.1     13.1         0.0     0.0         28.2
Warrants
                           -----------------------------------------------------------------------------------------------------
Total Ventures               197.2     146.1     90.2        46.1      20.5     22.3     22.3        13.6    13.6        571.9
                           -----------------------------------------------------------------------------------------------------

CAM                          386.7      29.0     67.7        15.1      42.2     20.3      1.0          -        -        562.0

Corporate                   (264.7)    (13.2)   (13.2)        6.4      10.0      3.3      9.3        (0.6)     (0.6)    (263.4)

Consolidated
Europe

Core Europe                            129.9    129.9                                                                    259.8
Non-Core Europe                         30.0     30.0                                                                     60.0

                           -----------------------------------------------------------------------------------------------------
Total Cash Flow              533.7     491.4    473.8       123.4     180.0     45.9     32.6        13.0    13.0      1,906.9(1)
from Projections
                           -----------------------------------------------------------------------------------------------------

Other Secured                 (6.5)     (6.5)                                                                            (13.0)
Claims (3)
Liabilities not              (18.4)    (18.4)                                                                            (36.8)
subject to
Compromise (3)

Impact of                     19.7                                                                                        19.7
Change in
Discounting
Methodology (3)

                           -----------------------------------------------------------------------------------------------------
Total Cash                   528.5     466.5    473.8       123.4     180.0     45.9     32.6        13.0    13.0      1,876.8
                           -----------------------------------------------------------------------------------------------------

1) Ties to Plan of Reorganization Financial Statements Exhibit E $3,950.4
($942 Pmts on new roles + $22.3 Cash Interest pmt on new notes + $2,866.1 Cash
Avail, After debt service) Less $1,943.5 distributable cash as of March 31, 2002 ($2,206.7 Total Cash - $178.4 Restricted Cash - $84.8 Europe IT Cash) equals $1,906.9

2) Ties to Compensation Plan Upside Sharing Targets

3) Claims & other issues consolidated into the Corporate PV for compensation plan purposes.